Lease	6 Months Ended
Sep. 30, 2024
Lease
Lease

10. Lease

	March 31,	Increase/	Exchange rate	September 30,
	2024	(Decrease)	translation	2024
Shenzhen Wan	$205,101	$—	—	—
Longcheng Car	96,446	—	—	—
Total right-of-use assets, at cost	301,547	—	—	—
Less: accumulated amortization	(301,547)	—	—	—
Right-of-use assets, net	$—	$—	—	—

The Company recognized no lease expenses for the six months ended September 30, 2024.

The operating lease liabilities is the net present value of the remaining lease payments as of September 30, 2024 and March 31, 2024.

For the six months ended September, 2024 and 2023, the amortized expenses were $0 and $93,081, respectively. For the six months ended September, 2024 and 2023, the operating lease expenses were $41,728 and $95,456, pertaining to short-term leases. For the six months ended September 30, 2024, the Company did not amortize any expenses as all long-term leases have expired during the year ended March 31, 2024.